Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Debt	Debt
Debt consists of the following (in thousands):

			As of December 31,
	Interest Rate(1)	Maturities Through	2019	2018
Fixed rate debt:
Senior notes	2.65% to 7.50%	2020 - 2028	$1,746,280	$1,724,194
Secured senior notes	7.25%	2025	662,398	670,437
Unsecured term loans	2.53% to 5.41%	2021 - 2030	2,806,774	2,148,351
Total fixed rate debt			5,215,452	4,542,982
Variable rate debt:
Unsecured revolving credit facilities(2)	2.79%	2022 - 2024	165,000	795,000
Commercial paper	2.19%	2019	1,434,180	775,488
USD unsecured term loan	2.31% to 5.64%	2019 - 2028	3,519,853	4,005,848
Euro unsecured term loan	1.15% to 1.58%	2021 - 2028	676,740	734,176
Total variable rate debt			5,795,773	6,310,512
Finance lease liabilities			230,258	130,944
Total debt (3)			11,241,483	10,984,438
Less: unamortized debt issuance costs			(206,607)	(206,739)
Total debt, net of unamortized debt issuance costs			11,034,876	10,777,699
Less—current portion including commercial paper			(2,620,766)	(2,422,329)
Long-term portion			$8,414,110	$8,355,370
(1)Interest rates based on outstanding loan balance as of December 31, 2019 and, for variable rate debt, include either LIBOR or EURIBOR plus the applicable margin.
(2)Includes $1.7 billion facility due in 2024 and $1.2 billion facility due in 2022, each of which accrue interest at LIBOR plus 1.00%, currently 2.91%, and are subject to a facility fee of 0.125%.
(3)At December 31, 2019 and 2018, the weighted average interest rate for total debt was 3.99% and 4.14%, respectively.
In April 2019, we amended our $1.4 billion unsecured revolving credit facility due in 2020 to extend the termination date through April 2024, increase the facility size to $1.7 billion and reduce pricing. The interest rate and facility fee vary with our senior debt rating and are currently set at LIBOR plus 1.0% per annum and 0.125% per annum, respectively. These amendments did not result in the extinguishment of debt. In addition, in May 2019, we amended our $1.15 billion unsecured revolving credit facility due in 2022 to reduce pricing to match pricing on our $1.7 billion unsecured revolving credit facility due in 2024.
In April 2019, we entered into and drew in full on an unsecured three-year term loan agreement in the amount of $1.0 billion. The loan accrues interest at a floating rate of LIBOR plus an applicable margin, which varies with our senior debt rating, and is currently 1.075% per annum. Proceeds of this loan were used to repay the $700 million 364-day loan due July 2019 related to the acquisition of Silversea Cruises and the remaining balance of the unsecured term loan originally incurred in 2010 to purchase Allure of the Seas. The repayment of these loans resulted in a total loss on the extinguishment of debt of $6.3 million, which was recognized within Other (expense) income within our consolidated statements of comprehensive income (loss) for the twelve months ended December 31, 2019.
In April 2019, we took delivery of Spectrum of the Seas. To finance the purchase, we borrowed $908.0 million under a previously committed unsecured term loan which is 95% guaranteed by Euler Hermes Aktiengesellschaft, the official export credit agency of Germany. The loan amortizes semi-annually over 12 years and bears interest at a fixed rate of 3.45% per annum.
In May 2019, we took delivery of Celebrity Flora. The purchase was financed through an unsecured term loan facility entered into in November 2017 in an amount up to €80.0 million, or approximately $89.8 million based on the exchange rate at December 31, 2019. As of December 31, 2019, we had fully drawn on this facility. The loan is due and payable at maturity in November 2024. Interest on the loan accrues at a floating rate based on EURIBOR plus the applicable margin. The applicable margin varies with our debt rating and was 1.195% as of December 31, 2019.
In June 2018, we established a commercial paper program pursuant to which we may issue short-term unsecured notes from time to time in an aggregate amount of up to $1.2 billion, which was increased to $2.9 billion in August 2019. The commercial paper issued is backstopped by our revolving credit facilities. As of December 31, 2019, we had $1.4 billion of commercial paper notes outstanding with a weighted average interest rate of 2.19% and a weighted average maturity of approximately 21 days. As of December 31, 2018 we had $777.0 million of commercial paper notes outstanding with a weighted average interest rate of 3.19% and a weighted average maturity of approximately 23 days.
Except for Celebrity Flora, all of our unsecured ship financing term loans are guaranteed by the export credit agency in the respective country in which the ship is constructed. In consideration for these guarantees, depending on the financing arrangement, we pay to the applicable export credit agency (1) a fee of 0.77% per annum based on the outstanding loan balance semi-annually over the term of the loan (subject to adjustment based upon our credit ratings) or (2) an upfront fee of 2.35% to 2.37% of the maximum loan amount. We amortize the fees that are paid upfront over the life of the loan and those that are paid semi-annually over each respective payment period. Prior to the loan being drawn, we present these fees within Other assets in our consolidated balance sheets. Once the loan is drawn, such fees are classified as a discount to the related loan, or contra-liability account, within Current portion of long-term debt or Long-term debt. In our consolidated statements of cash flows, we classify these fees within Amortization of debt issuance costs.
Under certain of our agreements, the contractual interest rate, facility fee and/or export credit agency fee vary with our debt rating.
The unsecured senior notes and senior debentures are not redeemable prior to maturity, except that certain series may be redeemed upon the payment of a make-whole premium.
Finance Leases
Silversea Cruises operates two ships, the Silver Whisper and Silver Explorer, under finance leases. The finance lease for the Silver Whisper will expire in 2022, subject to an option to purchase the ship, and the finance lease for the Silver Explorer will expire in 2021, subject to an option to extend the lease for up to an additional six years. The total aggregate amount of the finance lease liabilities recorded for these ships at the acquisition date was $82.8 million. The lease payments on the Silver Whisper are subject to adjustments based on the LIBOR rate. Refer to Note 3. Business Combination for further information regarding the assets acquired and liabilities assumed in the Silversea Cruises acquisition.
Following is a schedule of annual maturities on our total debt net of debt issuance costs, and including capital leases and commercial paper, as of December 31, 2019 for each of the next five years (in thousands):

Year
2020	$2,620,766
2021	843,906
2022	2,479,303
2023	763,382
2024	723,697
Thereafter	3,603,822
$11,034,876